____________________________________________________________________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________


                                   FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 5, 2004
                                        ----------------


                                 IA Global, Inc.
                                 ---------------
               (Exact Name of Registrant as specified in Charter)



         Delaware                      1-15863                  13-4037641
         --------                      -------                  ----------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification Number)



        533 Airport Boulevard, Suite 400, Burlingame, CA        94010
        ------------------------------------------------        -----
           (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (650) 685-2403
                                                           --------------

  ____________________________________________________________________________

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 1, 2004, the company filed a Form 8-K, with a report date of November 1, 2004, which reported the company's financial results for the three and nine months ended September 30, 2004. The results of operations of Rex Tokyo Co., Ltd ("Rex Tokyo"), in which the company acquired a 60.5% interest on March 18, 2004, are included in those financial results for the period March 18, 2004 to September 30, 2004 and in the consolidated balance sheet as of September 30, 2004. This Form 8-K provides separate financial information for Rex Tokyo and pro forma financial information for the company and Rex Tokyo for periods prior to Rex Tokyo's acquisition by the company, as required by the rules of the Securities and Exchange Commission.

On March 18, 2004, the company executed Share Purchase Agreements and a Stockholders Agreement with Rex Tokyo Co. Ltd. ("Rex Tokyo") and certain of its management, pursuant to which we acquired a 60.5% ownership in Rex Tokyo. The company purchased 1,000 shares of Rex Tokyo stock for 100 million Yen, or approximately $941,000 based on the Japanese Yen/US dollar exchange rate on March 25, 2004. In addition, the company purchased 150 Rex Tokyo shares from Mr. Ejima, the CEO of Rex Tokyo, for 462,000 shares of our common stock, issued at $.30 per share, which is the average closing price for the five days prior to closing. The Stockholder's Agreement places restrictions on the sale of Rex Tokyo stock in the future, requires existing management to operate the business and places conditions on the board of director composition. This agreement can be terminated under certain conditions. The company used working capital to fund the cash portion of the purchase price.

Rex Tokyo is a supplier and maintenance contractor of parts to the Pachinko and machine gaming industry in Japan. Rex Tokyo is a supplier and fitter of installations for both new Pachinko parlors and stores that are carrying out re-fittings. It supplies items such as automatic medal dispensing machines, automatic cigarette butt disposal systems, lighting systems and Pachinko balls and other Pachinko accessory products as well as numerous new Pachinko and slot machines.

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

ITEM 8.01 OTHER MATTERS.

As previously disclosed, on September 26, 2003, Andzej Krakowski, a former employee of foreignTV.com, Inc., filed a civil action seeking damages and injunctive relief for (i) statutory damages, costs and attorney fees resulting from our alleged willful copyright infringement, (ii) monetary damages in the amount of $436,477 for alleged breach of an employment agreement with foreignTV.com, (iii) the issuance of 180,000 shares of common stock in IA Global, (iv) monetary damages for alleged fraud, (v) monetary damages of at least $1,200,000, and (vi) punitive damages, costs and attorney fees. On January 10, 2004, the United States District Court for the Southern District of New York dismissed without prejudice the complaint filed by Andzej Krakowski. On February 9, 2004, Mr. Krakowski filed for arbitration with the American Arbitration Association in East Providence, Rhode Island. Arbitration proceedings with Mr. Krakowski are on-going.

As part of the September 25, 2002 Agreement and Assignment (the "Agreement and Assignment") between the company, IAJ and David Badner, a major stockholder and former consultant to the company, Mr. Badner has agreed to indemnify and hold the company harmless against certain expenses, including, among other things, any fees and damages arising from the Krakowski matter. On November 5, 2004, we were notified that, in connection with the arbitration matter initiated by Mr. Badner described below, Mr. Badner intends to contest his indemnification obligation.

On November 5, 2004, the company received notice from the American Arbitration Association in New York City that Mr. Badner has commenced an arbitration proceeding against the company, our major shareholder, Inter Asset Japan Co Ltd, and certain officers of the company and Inter Asset Japan Co Ltd relating to the Agreement and Assignment. Mr. Badner alleges (i) unrestricted shares of the company's stock to which he was entitled under the agreement were not delivered as per the terms of the agreement, (ii) unspecified commitments to engage in future business ventures with Mr. Badner were not made, and (iii) damages resulting from intentional misrepresentation. Mr. Badner is seeking damages of $6 million plus interest and costs and punitive and exemplary damages in an amount to be determined.

The company believes that these allegations are entirely without merit and will defend against these claims. There is no guarantee that the company has insurance to cover these claims or that it will be successful in defending these claims.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Financial statements of business acquired.

Rex Tokyo's audited financial statements for the period from October 1, 2000 through September 30, 2003 are included in Exhibit 99.1 filed herewith and are hereby incorporated by reference.

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

          (b) Pro Forma financial information.

The unaudited Pro Forma Combined Condensed Consolidated Balance Sheet of the company as of December 31, 2003 and Rex Tokyo as of September 30, 2003 and the unaudited Pro Forma Condensed Consolidated Statement of Operations of the company and Rex Tokyo for the twelve months ended December 31, 2003 and September 30, 2003, respectively, are included as Exhibit 99.2 filed herewith and are hereby incorporated by reference.

The unaudited Pro Forma Condensed Consolidated Statement of Operations of the company and Rex Tokyo for the nine months ended September 30, 2004 are included as Exhibit 99.3 filed herewith and are hereby incorporated by reference. The unaudited Consolidated Balance Sheet of the company as of September 30, 2004 is consolidated with Rex Tokyo and is included in the Form 8-K filed on November 1, 2004.

          (c) Exhibits:

 EXHIBIT NO.                   DESCRIPTION
 -----------                   -----------

    2.1 Stockholder's Agreement, dated March 18, 2004, among IA Global, Inc., Rex Tokyo Co Ltd, Hiroyuki Ejima and all holders of Rex Tokyo Co Ltd common shares. (1)

    2.2 Share Exchange Agreement, dated March 18, 2004, between IA Global, Inc. and Hiroyuki Ejima. (1)

    2.3 Share Purchase Agreement, dated March 18, 2004, between IA Global, Inc. and Rex Tokyo Co Ltd. (1)

    99.1 Rex Tokyo's audited financial statements for the period from October 1, 2000 through September 30, 2003, together with the Independent Auditors' Report thereon.

    99.2 The unaudited Pro Forma Combined Condensed Balance Sheet of the company as of December 31, 2003 and Rex Tokyo as of September 30, 2003 and the unaudited Pro Forma Condensed Consolidated Statement of Operations of the company and Rex Tokyo for the twelve months ended December 31, 2003 and September 30, 2003, respectively.

    99.3 The unaudited Pro Forma Condensed Consolidated Statement of Operations of the company and Rex Tokyo for the nine months ended September 30, 2004. The unaudited Consolidated Balance Sheet of the company as of September 30, 2004 is consolidated with Rex Tokyo and is included in the Form 8-K filed on November 1, 2004.
__________
(1) Filed as an exhibit to the company's Annual Report on Form 10-K, dated December 31, 2003 and filed March 30, 2004, and incorporated herein by reference.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  November 8, 2004                IA Global, Inc.
                                        (Registrant)


                                        By: /s/ Alan Margerison
                                            -------------------
                                            Alan Margerison
                                            President and
                                            Chief Executive Officer



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